UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2025

Perdoceo Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 E. Golf Road, Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Award Program

On March 6, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Perdoceo Education Corporation (the “Company”) approved the 2025 Annual Incentive Plan (the “2025 AIP”). The 2025 AIP is similar to the Company’s 2024 Annual Incentive Plan (the “2024 AIP”) in all material respects. As with the 2024 AIP, the 2025 AIP will use a company-wide adjusted operating income performance component (80% weighting) and an individual goals performance component (20% weighting) for the most senior level participants, including the Company’s executive officers. Achievement of the target level of performance for the adjusted operating income performance component results in a payout factor of 100%, with achievement of a threshold adjusted operating income performance level required for any payments under the 2025 AIP and a payment cap of 200% of a participant’s AIP target value. In addition, the payout opportunity for the individual goals performance component will also vary based on the level of achievement of the adjusted operating income performance component to further support the achievement of the Company’s business objectives.

The foregoing description is not a complete description of all of the rights and obligations under the 2025 AIP and is qualified in its entirety by reference to the 2025 AIP, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Other Compensation Matters

On March 6, 2025, the Committee approved compensation adjustments for Todd Nelson, the Company's President and Chief Executive Officer, Ashish Ghia, the Company's Senior Vice President and Chief Financial Officer, and Greg Jansen, the Company's Senior Vice President, General Counsel and Corporate Secretary. Mr. Nelson's base salary was increased 6.25% to $850,000 effective March 1, 2025. Mr. Ghia's annual target for Long-Term Incentive awards as a percentage of his base salary was increased 20% to 180%. Mr. Jansen's base salary was increased 6.05% to $412,000, effective March 1, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits to this Current Report on Form 8-K are listed in the “Exhibit Index” which is contained herein and incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit

*10.1	2025 Annual Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

By:	/s/ Ashish R. Ghia
Ashish R. Ghia
Senior Vice President and Chief Financial
Officer

Dated	March 12, 2025